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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported): June 22, 2009


                          COOPERATIVE BANKSHARES, INC.
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               (Exact name of registrant as specified in charter)

 NORTH CAROLINA                      0-24626                  56-1886527
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 (State or other                   (Commission               (IRS Employer
 jurisdiction of                   File Number)             Identification No.)
 incorporation)

               201 MARKET STREET, WILMINGTON, NORTH CAROLINA 28401
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          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (910) 343-0181
                                                           --------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 3.01     NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
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              OR STANDARD; TRANSFER OF LISTING.
              --------------------------------

         On June 22, 2009, Cooperative Bankshares, Inc. (the "Company") received a Nasdaq Staff Determination indicating that the Company's common stock is subject to delisting from the Nasdaq Global Market pursuant to Nasdaq Marketplace Rules 5100 and 5110(b). The Nasdaq Staff Determination was a result of the fact that Cooperative Bank, the Company's wholly owned subsidiary (the "Bank"), was closed by the North Carolina Commissioner of Banks on June 19, 2009 and the Federal Deposit Insurance Corporation (the "FDIC") was appointed as the Bank's receiver. As a result of the Bank's receivership, the Company has ceased operations and expects to liquidate or seek bankruptcy protection. If the Company were to liquidate or seek bankruptcy protection, the Company believes that there would be no assets available to holders of the capital stock of the Company.

         Pursuant to the Nasdaq Staff Determination, trading in the Company's common stock was halted by Nasdaq on June 22, 2009. The Company currently anticipates that the trading of its common stock will be suspended at the opening of business on July 1, 2009 and that the Company's common stock will subsequently be removed from listing and registration on the Nasdaq Global Market.

         The Company does not intend to request a hearing to appeal the Nasdaq Staff Determination.

         A press release disclosing the Company's receipt of the Nasdaq Staff Determination, dated June 23, 2009, is attached as Exhibit 99.1 and is furnished herewith.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
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     (d)      Exhibits

              Number       Description
              ------       -----------

              99.1         Press Release dated June 23, 2009




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     COOPERATIVE BANKSHARES, INC.



                                     /s/ Todd L. Sammons
                                     ------------------------------------------
                                     Todd L. Sammons
                                     Chief Financial Officer and Interim
                                      President and Chief Executive Officer

Date: June 23, 2009